HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

DATE:	September 28, 2007

TO:	Lehman XS Trust Mortgage Pass-Through Certificates,
Series 2007-18N
c/o U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE:	Interest Rate Cap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 28, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Cap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

General Terms

Trade Date:	September 25, 2007

Effective Date:	September 25, 2010

Termination Date:	September 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount
USD 127,000; Lehman Brothers Holdings Inc. (on behalf of Party B) shall pay to Party A the Fixed Amount on or prior to September 28, 2007. This Upfront Payment is included in the net amount of USD 16,000 payable to Party A by Lehman Brothers Holdings Inc. (on behalf of Party B).

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2010 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Cap Rate:	With respect to each Calculation Period, as set out in Schedule A attached hereto.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

	Floating Rate Day Count Fraction:	Actual/360

	Reset Dates:	The first day of each Calculation Period.

	Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	HSBC Bank USA, National Association ABA # 021-001-088 For credit to Department 299 A/C: 000-04929-8 HSBC Derivative Products Group

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-18N // Interest Rate Cap Account Attn: J. Byrnes

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Christian McGreevy:

Fax Number : 212 525 5517
Telephone Number : 212 525 8710

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-18N

By:________________________________
Name:
Title:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

SCHEDULE A to the Confirmation dated as of September 28, 2007,
Re: Reference Number 487221hn
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
9/25/2010	10/25/2010	12,666,086.00	6.75
10/25/2010	11/25/2010	12,295,153.00	6.75
11/25/2010	12/25/2010	11,935,083.00	6.75
12/25/2010	1/25/2011	11,585,558.00	6.75
1/25/2011	2/25/2011	11,246,269.00	6.75
2/25/2011	3/25/2011	10,916,916.00	6.75
3/25/2011	4/25/2011	10,597,208.00	6.75
4/25/2011	5/25/2011	10,286,863.00	6.75
5/25/2011	6/25/2011	9,985,607.00	6.75
6/25/2011	7/25/2011	9,693,173.00	6.75
7/25/2011	8/25/2011	9,409,304.00	6.75
8/25/2011	9/25/2011	9,133,747.00	6.75
9/25/2011	10/25/2011	8,866,260.00	6.75
10/25/2011	11/25/2011	8,606,607.00	6.75
11/25/2011	12/25/2011	8,354,558.00	6.75
12/25/2011	1/25/2012	8,109,891.00	6.75
1/25/2012	2/25/2012	82,647,098.00	6.75
2/25/2012	3/25/2012	80,226,734.00	6.75
3/25/2012	4/25/2012	77,877,251.00	6.75
4/25/2012	5/25/2012	75,596,575.00	6.75
5/25/2012	6/25/2012	73,382,689.00	6.75
6/25/2012	7/25/2012	71,233,638.00	6.75
7/25/2012	8/25/2012	69,147,523.00	6.75
8/25/2012	9/25/2012	67,122,501.00	6.75